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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                             Reported) May 7, 2001

     FLEET HOME EQUITY LOAN, LLC (as depositor under the Sale and Servicing Agreement, to be dated as of May 15, 2001, relating to the Fleet Home Equity Loan Asset-Backed Notes, Series 2001-1).


                          FLEET HOME EQUITY LOAN, LLC
                          ---------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                    333-53662                04-3544150
-------------------------------       -----------              -----------
  (State or Other Jurisdiction        (Commission            (I.R.S. Employer
       of Incorporation)              File Number)          Identification No.)



                  100 Federal Street
                Boston, Massachusetts                 02110
               -----------------------              ----------
                (Address of Principal               (Zip Code)
                  Executive Offices)



Registrant's telephone number, including area code (617) 434-2200

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ITEM 5. OTHER EVENTS.
----    ------------

Filing of Form T-1.
------------------

On May 7, 2001, FLEET HOME EQUITY LOAN, LLC (the "Company") is filing a Form T-1 to designate U.S. Bank National Association to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Information and Exhibits.
------------------------

(a)  Financial Statements of businesses acquired.

     Not applicable.

(b)  Pro Forma financial information.

     Not applicable.

(c)  Exhibit No.                   Description
     ----------                    -----------

          25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   FLEET HOME EQUITY LOAN, LLC






                                                  By:   /s/ Jeffrey A. Lipson
                                                        ---------------------
                                                        Jeffrey A. Lipson
                                                        Vice President



Dated: May 7, 2001


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EXHIBIT INDEX

Exhibit           Description                                           Page

25                Form T-1 Statement of Eligibility under the           5
                  Trust Indenture Act of 1939, as amended.


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                                  EXHIBIT 25